UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2002

                            REGENCY AFFILIATES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

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
                   Delaware                               1-7949                         72-0888772
                   --------                               ------                         ----------
(State or other jurisdiction of incorporation)     (Commission File No.)      (IRS Employer Identification No.)
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      610 N.E. Jensen Beach Blvd.
         Jensen Beach, Florida                                34957
         ---------------------                                -----
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (772) 334-8181
                                                           --------------

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ITEM 5. OTHER EVENTS

On November 7, 2002, Royalty Holdings LLC ("Royalty"), the holder of a $3,500,000 5% Convertible Promissory Note of the Company due October 16, 2012 (the "Note"), converted $1,495,902 of the principal amount of the Note (and all accrued and unpaid interest on such amount) into 750,000 shares of the Company's Common Stock, at an exercise price of $2.00 per share. The Note was issued to Royalty as part of the transactions described in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 18, 2002. The 750,000 shares of Common Stock owned by Royalty represents 38.45% of the 1,950,549 shares of Common Stock outstanding following the conversion. Royalty continues to own $2,004,098 principal amount under the Note which is convertible (together with interest thereon) into shares of the Company's Common Stock at an exercise price of $2.00 per share.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit: 99.1     Notice of Conversion

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                                   Signatures

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REGENCY AFFILIATES, INC.


                                            By: /s/ Laurence S. Levy
                                                --------------------------------
                                            Name:  Laurence S. Levy
                                            Title: President

Dated: November 7, 2002